Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alejandra Veltmann	May 27, 2016
Signature of Authorized Individual*	Date

Alejandra Veltmann	VP - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1a include outstanding checks and any reconciling items.

Notes to MOR-1b:

No payments of Professional Fees to retained professionals were made during the period. Total paid to date as disclosed in MOR-1b is zero.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c reflect payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C. as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for April 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (March 2016) will not equate with the opening balances in MOR-4 (April 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the March 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Question #5 -

Two bank accounts were opened during the reporting period:

1. Paragon Offshore Contracting GmbH - Bank of America account ending 8556

2. Paragon Leonard Jones LLC - Bank of America account ending in 8378.

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(1,057)	$-	$(1,057)	$4,439
Paragon Offshore plc	16-10386	(2,065)	-	(2,065)	63
Paragon Drilling Services 7 LLC	16-10387	(675)	-	(675)	-
Paragon Offshore Finance Company	16-10388	(2,670)	-	(2,670)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(32)	-	(32)	3
Paragon Offshore do Brasil Ltda.	16-10390	(6,613)	-	(6,613)	1,055
Paragon International Finance Company	16-10391	(568)	(2,908)	(3,476)	296
Paragon Asset (ME) Ltd.	16-10392	(36)	-	(36)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(146)	-	(146)	5,105
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(11,431)	-	(11,431)	12,344
Paragon Offshore (North Sea) Ltd.	16-10397	(194)	-	(194)	370
Paragon Duchess Ltd.	16-10398	(168)	-	(168)	-
Paragon (Middle East) Limited	16-10399	(2,381)	-	(2,381)	4,684
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(11)	-	(11)	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-
Paragon Leonard Jones LLC	16-10402	(964)	-	(964)	4,900
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(259)	(23)	(282)	48
Paragon Offshore (Nederland) B.V.	16-10404	(2,178)	-	(2,178)	1,101
Paragon Offshore Contracting GmbH	16-10405	(794)	-	(794)	12,536
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(8)	-	(8)	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(681)	-	(681)	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(88)	-	(88)	-

Total		$(33,017)	$(2,931)	$(35,948)	$46,943

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	343,701	343,821	343,701	343,768
	16-10386	6704	2	4	2	4
	16-10386	9694	67	67	66	68
	16-10386	3774	332,133	332,249	332,133	332,196
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	53	38	54	141
	16-10389	3991	8	8	8	8
	16-10389	701L	45	29	45	133

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	7,631	1,137	7,596	1,143
	16-10390	4000	7,541	1,101	7,506	1,111
	16-10390	7775	48	30	48	26
	16-10390	5004	42	7	42	7
	16-10390	Petty Cash			2	3

Paragon International Finance Company	16-10391	Sub Total	158,198	160,172	156,248	159,439
	16-10391	4670	1	1	1	1
	16-10391	4240	36,872	21,447	36,859	21,483
	16-10391	7219	333	354	(1)	(39)
	16-10391	7201	4,781	897	4,131	910
	16-10391	7227	559	440	560	129
	16-10391	7235	39	39	39	39
	16-10391	4355	5	17	5	17
	16-10391	1100	5,334	1,564	4,376	1,502
	16-10391	3880	16,018	16,025	16,022	16,022
	16-10391	9959	0	0	0	0
	16-10391	4356	250	370	250	370
	16-10391	7633	94,005	119,018	94,005	119,005

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

Paragon Offshore International Ltd.	16-10396	Sub Total	650	829	719	894
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	24	23	23	23
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	0
	16-10396	0000	9	9	9	9
	16-10396	2501	324	323	324	320
	16-10396	4001	281	461	278	451
	16-10396	Petty Cash			73	82

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	155	95	155	95
	16-10400	8969	150	91	150	91
	16-10400	1728	5	4	5	4

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	382	978	214	984
	16-10402	8256	-	-	(0)	(0)
	16-10402	8032	169	86	0	87
	16-10402	3350	3	3	3	3
	16-10402	7021	209	889	211	894
	16-10402	8378	-	-	-	-

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	355	266	372	266
	16-10403	3875	-	-	-	-
	16-10403	0775	355	266	372	266

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	2,871	2,285	2,301	3,428
	16-10404	2286	-	-	-	-
	16-10404	1106	18	0	18	0
	16-10404	6254	63	68	72	69
	16-10404	NL2A	2,791	2,217	2,209	3,360
	16-10404	Petty Cash			2	(0)

Paragon Offshore Contracting GmbH	16-10405	Sub Total	8,321	8,000	8,387	8,045
	16-10405	8002	-	-	(0)	0
	16-10405	2377	216	216	216	216
	16-10405	8788	123	98	111	99
	16-10405	8876	7,947	7,655	8,029	7,699
	16-10405	4010	17	12	13	13
	16-10405	403W	18	18	18	18
	16-10405	8556	-	-	-	-
	16-10405	Petty Cash			1	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,039	1,038	1,040	1,038
	16-10406	7995	-	-	-	-
	16-10406	-101	31	30	32	30
	16-10406	-725	1,008	1,008	1,008	1,008

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	62	62	63	63
	16-10410	6362	5	5	5	5
	16-10410	8000	57	58	58	58

	Total		$523,509	$518,812	$520,941	$519,396

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Professionals
Name	Amount Paid During Month	Total Paid to Date
N/A	$-	$-

Total Payments to Professionals	$-	$-

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	April 1-30, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
04/02/16 - 04/29/16	Budget	Actual	F/(U)

Total Receipts	69,545	62,787	(6,758)
			-
Total Operating Disbursements	(22,395)	(22,113)	282
Total Capital Expenditures	(11,281)	(2,573)	8,708
Total Payroll & Benefits	(8,859)	(9,138)	(279)
Total Other	(3,822)	(1,451)	2,371
			-
Total I/C Disbursements to Non Debtor Entities	(25,526)	(24,648)	878
			-
Total Disbursements	(71,882)	(59,922)	11,960
			-
Net Operating Cash Flow	(2,337)	2,865	5,203
			-
Deposits
Utility Deposits	-	(120)	(120)
Total Deposits	-	(120)	(120)
			-
Total Debt Service	(4,577)	(4,452)	124
Total Professional Fees	(1,572)	(1,117)	455
			-
Total Non-Operating Disbursements	(6,149)	(5,689)	460
			-
Net Cash Flow	(8,486)	(2,824)	5,662
			-
Debtor Ending Cash Balance - Encumbered	165,187	175,063	9,877
Debtor Cash Balance - Unencumbered	343,696	343,749	53
Total Debtor Cash Balance	508,882	518,812	9,930
			-
Non Debtor Ending Cash Balance	344,375	337,678	(6,697)
Total Debtor & Non Debtor Ending Cash Balance	853,257	856,490	3,233

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	April 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,158	$-	$-	$-	$-	$1,125	$-
Reimbursable Revenues	5	-	-	-	-	5,044	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	-	-	-	-	-
Operating revenues	1,162	-	-	-	-	6,169	-
	-	-	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(557)	-	(1,146)	-	(168)	(1,768)	-
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(5)	-	-	-	-	(4,845)	-
Depreciation and Amortization	(555)	(6)	(1,654)	-	(619)	(111)	-
General & Administrative	-	(486)	-	-	(22)	-	(1)
Corporate Operations	-	(905)	-	-	-	-	-
Local Administrative Expense	(768)	-	-	-	-	(621)	-
Unusual Event	-	-	-	-	-	-	-
Operating costs and expenses	(1,885)	(1,397)	(2,800)	-	(809)	(7,345)	(1)
	-	-	-	-	-	-	-
Operating Income	(723)	(1,397)	(2,800)	-	(809)	(1,176)	(1)

Other Income (Expense)	-	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	(1,770)	-	(2,940)	-	(32)	(244)
Interest Income	240	63	115	-	104	-	1
Reorganization Items	-	(4,343)	-	-	-	-	-
Other, net	72	32	-	-	(7)	260	59
Income before income taxes	(410)	(7,415)	(2,686)	(2,940)	(713)	(947)	(185)
Income tax provision	(48)	-	-	-	-	-	-
Net Income	(458)	(7,415)	(2,686)	(2,940)	(713)	(947)	(185)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)
For Month Ending April 30, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$6,788	$-	$12,542
Reimbursable Revenues	-	-	216	-	304
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	208
Operating revenues	-	-	7,004	-	13,054
	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(287)	-	401	-	(10,855)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(174)	-	(456)
Depreciation and Amortization	(407)	-	-	-	(1,427)
General & Administrative	-	(73)	(127)	(13)	(6)
Corporate Operations	-	(101)	(176)	(18)	(42)
Local Administrative Expense	5	-	(40)	-	(1,672)
Unusual Event	-	-	-	-	-
Operating costs and expenses	(689)	(174)	(115)	(30)	(14,460)
	-	-	-	-	-
Operating Income	(689)	(174)	6,890	(30)	(1,406)

Other Income (Expense)	-	-	-	-	-
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	29	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	(7)	-	34
Income before income taxes	(689)	(174)	6,882	(1)	(1,372)
Income tax provision	-	-	-	-	-
Net Income	(689)	(174)	6,882	(1)	(1,372)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$7,643	$-	$5,764	$-	$-	$5
Reimbursable Revenues	290	-	22	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	5,104	-	-	84
Operating revenues	7,933	-	10,890	-	-	89
	-	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(5,590)	(33)	(2,082)	-	(61)	(168)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(203)	-	(14)	-	-	-
Depreciation and Amortization	-	(12)	(3,128)	-	(70)	-
General & Administrative	-	-	-	(6)	-	(6)
Corporate Operations	-	-	-	-	-	(8)
Local Administrative Expense	1,295	-	(154)	-	-	(213)
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(4,498)	(45)	(5,379)	(6)	(131)	(395)
	-	-	-	-	-	-
Operating Income	3,435	(45)	5,511	(6)	(131)	(306)

Other Income (Expense)	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	-	-	-	(79)	-
Interest Income	-	-	-	-	1	8
Reorganization Items	-	-	-	-	-	-
Other, net	3	1	-	(0)	(0)	13
Income before income taxes	3,438	(43)	5,511	(7)	(209)	(285)
Income tax provision	-	-	(148)	-	-	-
Net Income	3,438	(43)	5,363	(7)	(209)	(285)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2016

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$11,511	$7,617	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	196	2,856	-	1,800	-	21,779
Operating revenues	196	14,366	7,617	1,800	-	21,779
	-	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(176)	(11,191)	(44)	-	-	(3,275)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(29)	-	-	(10,582)
General & Administrative	-	-	-	-	(1,069)	-
Corporate Operations	-	(30)	-	-	(1,484)	-
Local Administrative Expense	(17)	(2,952)	(373)	(1,784)	-	-
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(194)	(14,172)	(446)	(1,784)	(2,554)	(13,858)
	-	-	-	-	-	-
Operating Income	2	194	7,171	16	(2,554)	7,921

Other Income (Expense)	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	-	(240)	-	(115)	(1)
Interest Income	50	28	66	-	79	-
Reorganization Items	-	-	-	-	-	-
Other, net	(1)	(74)	(10)	(0)	-	-
Income before income taxes	50	147	6,986	16	(2,589)	7,920
Income tax provision	-	(199)	-	-	201	-
Net Income	50	(52)	6,986	16	(2,388)	7,920

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-
	-	-
Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(121)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(701)
General & Administrative	-	(0)
Corporate Operations	-	-
Local Administrative Expense	-	-
Unusual Event	-	-
Operating costs and expenses	-	(823)
	-	-
Operating Income	-	(823)

Other Income (Expense)	-	-
Interest expense, net of amount capitalized	-	(41)
Interest Income	96	-
Reorganization Items	-	-
Other, net	-	1
Income before income taxes	96	(862)
Income tax provision	-	-
Net Income	96	(862)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	April 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)
For Month Ending April 30, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	343,768	-
Restricted Cash	-	-	-
Accounts Receivable	130,140	20,124	127,187
Prepaid Expenses & Deposits	72	9,822	-
Taxes Receivable	-	-	-
Total Other Current Assets	7,590	422	186,570
Total current assets	137,802	374,136	313,757
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	182,682	3,457,607	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,457,607	-
Gross PPE	95,652	483	64,519
Accumulated Depreciation	(72,027)	(44)	(62,531)
Property and Equipment	23,625	439	1,988
Other Assets	1,538	7,237	354
Deferred Regulatory Inspection	791	-	354
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,237	-
Long Term Prepaid Mob	747	-	-

Total assets	503,706	3,839,419	316,099

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	38,808	597,967	208,720
Payroll and Benefits Related Accruals	945	7	5
Taxes Payable	1,432	320	-
Interest Payable	-	358	-
Other Current Liabilities	5,898	1,422	-
Total current liabilities	47,083	600,074	208,725
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	6,013	3,363	-
Liabilities Subject to Compromise	-	1,709,347	-
Total liabilities	53,096	2,312,784	208,725

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	883	-
Capital in Excess of par value	(1,019,894)	1,432,178	206,689
Retained Earnings	1,470,504	93,576	(99,316)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	450,610	1,526,637	107,373
Total liabilities and shareholders’ equity	503,706	3,839,419	316,099

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	141	1,145
Restricted Cash	-	-	-
Accounts Receivable	-	159,175	32,588
Prepaid Expenses & Deposits	42	6	815
Taxes Receivable	-	598	9,993
Total Other Current Assets	1,469	418	(131)
Total current assets	1,511	160,338	44,410
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	55,350	-
Long Term Notes & Investments	4,105,589	55,350	-
Gross PPE	-	152,800	3,183
Accumulated Depreciation	-	(127,086)	(2,661)
Property and Equipment	-	25,714	522
Other Assets	-	755	-
Deferred Regulatory Inspection	-	755	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,100	242,157	44,932

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	633,980	-	13,878
Accounts Payable	31,818	210,330	100,394
Payroll and Benefits Related Accruals	-	19	7,943
Taxes Payable	-	606	2,107
Interest Payable	137	-	728
Other Current Liabilities	5,073	-	7,047
Total current liabilities	671,008	210,955	132,097
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	671,008	210,955	142,168

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(94,809)	103,372	(87,901)
Accumulated Other Comprehensive Loss	-	-	(14,842)
Total shareholders’ equity	3,436,092	31,204	(97,235)
Total liabilities and shareholders’ equity	4,107,100	242,157	44,932

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	159,420	-	-
Restricted Cash	-	-	-
Accounts Receivable	2,278,626	70,572	-
Prepaid Expenses & Deposits	-	-	-
Taxes Receivable	-	-	7,110
Total Other Current Assets	(70)	-	-
Total current assets	2,437,976	70,572	7,110
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	4,103,946	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,103,946	50	(1,339,443)
Gross PPE	-	81,644	-
Accumulated Depreciation	-	(41,045)	-
Property and Equipment	-	40,599	-
Other Assets	-	457	14,751
Deferred Regulatory Inspection	-	457	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	14,751
Long Term Prepaid Mob	-	-	-

Total assets	6,541,922	111,678	(1,317,582)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,758	-	-
Accounts Payable	3,392,178	948	10,565
Payroll and Benefits Related Accruals	-	157	-
Taxes Payable	-	-	179
Interest Payable	1,289	-	-
Other Current Liabilities	-	-	-
Total current liabilities	3,455,225	1,105	10,744
Total Long-Term Debt	88,313	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	3,543,538	1,105	10,744

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	69,477	66,272	(789,737)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,998,383	110,573	(1,328,326)
Total liabilities and shareholders’ equity	6,541,922	111,678	(1,317,582)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	92	879
Restricted Cash	-	-	-
Accounts Receivable	56,414	411,863	873,578
Prepaid Expenses & Deposits	-	-	1,752
Taxes Receivable	6,600	-	(59)
Total Other Current Assets	-	19,745	12,034
Total current assets	63,014	431,700	888,184
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	212,646
Accumulated Depreciation	-	-	(151,034)
Property and Equipment	-	-	61,612
Other Assets	2,204	-	392
Deferred Regulatory Inspection	-	-	392
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Long Term Prepaid Mob	-	-	-

Total assets	65,218	842,351	957,621

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	36,672	1,863	707,221
Payroll and Benefits Related Accruals	254	-	11,549
Taxes Payable	-	-	4,448
Interest Payable	-	-	-
Other Current Liabilities	-	-	1,871
Total current liabilities	36,926	1,863	725,089
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	1,803	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	36,926	3,666	726,222

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,022
Retained Earnings	23,291	9,261	(61,450)
Accumulated Other Comprehensive Loss	-	-	(178)
Total shareholders’ equity	28,291	838,686	231,394
Total liabilities and shareholders’ equity	65,218	842,351	957,621

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	90,120	(177)	257,771
Prepaid Expenses & Deposits	549	-	22
Taxes Receivable	203	-	-
Total Other Current Assets	-	-	1,294
Total current assets	90,872	(177)	259,087
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	2,011	369,944
Accumulated Depreciation	-	(991)	(283,009)
Property and Equipment	-	1,020	86,935
Other Assets	-	68	2,949
Deferred Regulatory Inspection	-	68	1,769
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	1,180

Total assets	90,872	(46,199)	348,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	51,467	7,285	8,896
Payroll and Benefits Related Accruals	1,880	(106)	4,852
Taxes Payable	(264)	151	575
Interest Payable	-	-	-
Other Current Liabilities	20	-	999
Total current liabilities	53,103	7,330	15,322
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	901
Liabilities Subject to Compromise	-	-	-
Total liabilities	53,103	7,330	16,223

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	28,203	(90,573)	264,480
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	37,768	(53,530)	332,747
Total liabilities and shareholders’ equity	90,872	(46,199)	348,971

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	95	-	984
Restricted Cash	-	-	-
Accounts Receivable	274,242	53,033	87,661
Prepaid Expenses & Deposits	2	-	497
Taxes Receivable	14	10	1,805
Total Other Current Assets	-	35	8
Total current assets	274,353	53,078	90,955
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	8,739
Long Term Notes & Investments	208,494	43,108	43,739
Gross PPE	-	20,462	-
Accumulated Depreciation	-	(17,564)	-
Property and Equipment	-	2,898	-
Other Assets	-	688	-
Deferred Regulatory Inspection	-	688	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,847	99,772	134,694

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,655	59,996	58,773
Payroll and Benefits Related Accruals	-	-	293
Taxes Payable	23	40	6,429
Interest Payable	-	2,011	-
Other Current Liabilities	-	-	-
Total current liabilities	272,678	62,047	65,495
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,678	62,047	65,495

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,464)	(58,554)	(66,979)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,169	37,725	69,200
Total liabilities and shareholders’ equity	482,847	99,772	134,694

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	266	3,452	8,045
Restricted Cash	-	-	-
Accounts Receivable	4,250	233,468	280,775
Prepaid Expenses & Deposits	25	47	95
Taxes Receivable	1	3,462	546
Total Other Current Assets	48	14,575	160
Total current assets	4,590	255,004	289,621
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,964	7,959	43,100
Long Term Notes & Investments	32,964	7,959	73,100
Gross PPE	-	1	8,583
Accumulated Depreciation	-	(1)	(992)
Property and Equipment	-	-	7,591
Other Assets	-	909	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	909	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	37,554	263,872	370,312

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	66,152	73,366	112,442
Payroll and Benefits Related Accruals	399	1,285	1,158
Taxes Payable	166	573	3,555
Interest Payable	-	-	7,064
Other Current Liabilities	31	5,695	-
Total current liabilities	66,748	80,919	124,219
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	238	-
Other NonCurrent Liabilities	3,037	9	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	69,785	81,166	282,278

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	15,389	169,161	27,937
Accumulated Other Comprehensive Loss	-	749	84
Total shareholders’ equity	(32,231)	182,704	88,035
Total liabilities and shareholders’ equity	37,554	263,872	370,312

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,038	-	-
Restricted Cash	-	-	-
Accounts Receivable	1,802	-	717,184
Prepaid Expenses & Deposits	10	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	2,011	-
Total current assets	2,850	2,011	717,184
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,004,089
Accumulated Depreciation	-	-	(747,132)
Property and Equipment	-	-	256,957
Other Assets	-	-	12,544
Deferred Regulatory Inspection	-	-	1,983
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	10,561
Long Term Prepaid Mob	-	-	-

Total assets	2,850	2,474,898	1,052,189

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	186,107	-
Accounts Payable	2,008	80,843	339,197
Payroll and Benefits Related Accruals	1	-	(96)
Taxes Payable	-	2,268	-
Interest Payable	-	463	35
Other Current Liabilities	-	-	(231)
Total current liabilities	2,009	269,681	338,905
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	12,894	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	2,009	282,575	339,205

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	3,828,627	286,174
Retained Earnings	332	(1,636,304)	426,811
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	842	2,192,323	712,985
Total liabilities and shareholders’ equity	2,850	2,474,898	1,052,189

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	63
Restricted Cash	-	-
Accounts Receivable	120,925	99,976
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	32
Total Other Current Assets	111,095	-
Total current assets	232,020	100,071
Long Term Notes - 3rd Party	-	-
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	124,132
Accumulated Depreciation	-	(95,864)
Property and Equipment	-	28,268
Other Assets	-	2,564
Deferred Regulatory Inspection	-	2,564
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Long Term Prepaid Mob	-	-

Total assets	1,462,972	58,735

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	-	15,365
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(103)
Interest Payable	-	71,890
Other Current Liabilities	-	-
Total current liabilities	-	87,152
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	-	87,152

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	73,141	(1,548,098)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,462,972	(28,418)
Total liabilities and shareholders’ equity	1,462,972	58,735

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$6,094	$5,012	$(1,169)	$9,936
Payroll Tax	9,178	2,936	(2,717)	9,397
Withholding Tax	(13,167)	26	(2)	(13,143)
Property Tax	-	-	-	-
VAT Tax	(7,675)	4,332	(2,866)	(6,209)
Other Tax	2,511	32	(147)	2,396
Total Taxes	$(3,059)	$12,337	$(6,901)	$2,377

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$22	$4	$-	$(2)	$24
Paragon Offshore plc	16-10386	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	2	16	2	(10)	9
Paragon Offshore do Brasil Ltda.	16-10390	459	263	4	-	726
Paragon International Finance Company	16-10391	1,268	739	109	36	2,152
Paragon Asset (ME) Ltd.	16-10392	3	-	-	-	3
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	266	280	-	-	546
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	428	106	155	3	692
Paragon Offshore (North Sea) Ltd.	16-10397	140	90	(15)	-	215
Paragon Duchess Ltd.	16-10398	-	-	-	-	-
Paragon (Middle East) Limited	16-10399	73	124	17	(15)	199
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	13	113	3	-	129
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	0	8	-	-	8
Paragon Offshore (Nederland) B.V.	16-10404	1,713	661	26	8	2,406
Paragon Offshore Contracting GmbH	16-10405	1	22	75	(20)	79
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	105	157	-	100	362
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	(10)	(10)

Total Accounts Payable		$4,493	$2,583	$376	$89	$7,540

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	April 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$-	$-	$18,933	$18,933	$6	$-	$-	$6	$-	$-	$-	$-	$18,939	$(12,119)	$ 6,820
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	11,352	3,839	14,241	29,432	-	-	-	-	29,432	-	29,432
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	8,086	(74)	-	8,012	6,976	4	-	6,980	-	-	-	-	14,992	-	14,992
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	21,580	4,721	11,471	37,772	5,177	321	3,216	8,714	-	-	-	-	46,486	(7,286)	39,200
Paragon Offshore (North Sea) Ltd.	16-10397	23,971	128	33	24,132	8,230	-	(1)	8,229	-	-	-	-	32,361	-	32,361
Paragon Duchess Ltd.	16-10398	-	117	3,495	3,612	-	-	(6)	(6)	-	-	-	-	3,606	(3,888)	(282)
Paragon (Middle East) Limited	16-10399	9,370	4,664	-	14,033	4,418	11	357	4,786	-	-	-	-	18,820	-	18,820
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	10,638	4,953	2,517	18,108	2,126	3,248	3,971	9,345	-	-	-	-	27,453	(1,918)	25,535
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	17,113	-	-	17,113	17,242	-	8	17,250	-	-	-	-	34,363	-	34,363
Paragon Offshore Contracting GmbH	16-10405	2,252	-	115	2,367	-	-	25,435	25,435	-	-	-	-	27,802	(18,386)	9,416
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$93,009	$14,509	$36,564	$144,082	$55,527	$7,423	$47,221	$110,171	$-	$-	$-	$-	$254,253	$(43,596)	$ 210,657

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X